UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 20, 2013

WFRBS Commercial Mortgage Trust 2013-C17
(Exact name of issuing entity)

RBS Commercial Funding Inc.
(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
Rialto Mortgage Finance, LLC
Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
C-III Commercial Mortgage LLC
RBS Financial Products Inc.

(Exact names of sponsors as specified in their charters)

Delaware	333-177891-06	06-1565524
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

600 Washington Blvd.	Stamford, Connecticut	06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(203) 897-2700

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On November 20, 2013, RBS Commercial Funding Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2013 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and U.S. Bank National Association, as trustee, of the WFRBS Commercial Mortgage Trust 2013-C17, Commercial Mortgage Pass-Through Certificates, Series 2013-C17 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-C, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $796,962,000, were sold to RBS Securities Inc. (“RBS”), Wells Fargo Securities, LLC (“WFS”), Deutsche Bank Securities Inc. (“DBSI”) and Barclays Capital Inc. (“Barclays”, and together with RBS, WFS and DBSI, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 1, 2013 (the “Underwriting Agreement”), among the Depositor, The Royal Bank of Scotland plc (“RBS PLC”) and the Underwriters.  RBS and WFS are acting as co-lead bookrunning managers.  DBSI and Barclays are acting as co-managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated July 29, 2013, as supplemented by the Prospectus Supplement, dated November 6, 2013, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $107,392,517, were sold to RBS, WFS and DBSI (together with RBS and WFS, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of November 1, 2013, among the Depositor, RBS PLC and the Initial Purchasers.  The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the WFRBS Commercial Mortgage Trust 2013-C17 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 84 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 134 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) RBS PLC, pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (the “RBS PLC Mortgage Loan Purchase Agreement”), between the Depositor and RBS PLC, (ii) RBS Financial Products Inc. (“RBSFP”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (the “RBSFP Mortgage Loan Purchase Agreement”), between the

Depositor and RBSFP, (iii) Wells Fargo Bank, National Association (“Wells”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (the “Wells Mortgage Loan Purchase Agreement”), between the Depositor and Wells, (iv) Basis Real Estate Capital II, LLC (“Basis”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (the “Basis Mortgage Loan Purchase Agreement”), among the Depositor, Basis and Basis Investment Group LLC, (v) Liberty Island Group I LLC (“Liberty”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (the “Liberty Mortgage Loan Purchase Agreement”), among the Depositor, Liberty and Liberty Island Group LLC, (vi) C-III Commercial Mortgage LLC (“C-III”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (the “C-III Mortgage Loan Purchase Agreement”), between the Depositor and C-III, and (vii) Rialto Mortgage Finance, LLC (“Rialto”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (together with the RBS PLC Mortgage Loan Purchase Agreement, the RBSFP Mortgage Loan Purchase Agreement, the Wells Mortgage Loan Purchase Agreement, the Basis Mortgage Loan Purchase Agreement, the Liberty Mortgage Loan Purchase Agreement and the C-III Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and Rialto.  Prudential Asset Resources, Inc. will act as primary servicer with respect to the seven (7) Mortgage Loans sold to the Depositor by Liberty, pursuant to a Primary Servicing Agreement, dated as of November 1, 2013, between Wells Fargo Bank, National Association, as master servicer and Prudential Asset Resources, Inc., as primary servicer (the “Primary Servicing Agreement”).

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from RBS PLC, RBSFP, Wells, Basis, Liberty, C-III and Rialto.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,600,000, were approximately $952,944,500.  Of the expenses paid by the Depositor, $0 was paid directly to affiliates of the Depositor, an aggregate amount of $100,000 in the form of fees were paid to DBSI and Barclays, $0 were paid for the Underwriters and the Initial Purchasers and approximately $4,500,000 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of the Public Certificates is set forth on Schedule I to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus Supplement, dated November 6, 2013 to the Prospectus, dated July 29, 2013.  The related registration statement (file no. 333-177891) was originally declared effective on April 3, 2012 and subsequently declared effective on December 10, 2012, pursuant to an amended registration statement.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Primary Servicing Agreement are attached as exhibits to this Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

In connection with the offering of commercial mortgage-backed securities contemplated by the Prospectus Supplement dated November 6, 2013 to the Prospectus dated July 29, 2013, as filed by the Registrant on November 20, 2013, the Registrant is attaching as exhibits to this Form 8-K the related Underwriting Agreement, Pooling and Servicing Agreement, Mortgage Loan Purchase Agreements and Primary Servicing Agreement.

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of November 1, 2013, among RBS Commercial Funding Inc., The Royal Bank of Scotland plc, RBS Securities Inc., Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Barclays Capital Inc.

4.1
Pooling and Servicing Agreement, dated as of November 1, 2013, among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and U.S. Bank National Association, as trustee.

5.1	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013.

8.1	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013 (included as part of Exhibit 5.1).

23.1	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

99.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc. and RBS Financial Products Inc.

99.3	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, among RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, among RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc. and C-III Commercial Mortgage LLC.

99.7	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc. and Rialto Mortgage Finance, LLC.

99.8	Primary Servicing Agreement, dated as of November 1, 2013, between Wells Fargo Bank, National Association, as master servicer and Prudential Asset Resources, Inc., as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS Commercial Funding Inc.

	By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

Date: November 20, 2013

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of November 1, 2013, among RBS Commercial Funding Inc., The Royal Bank of Scotland plc, RBS Securities Inc., Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Barclays Capital Inc.

4.1
Pooling and Servicing Agreement, dated as of November 1, 2013, among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and U.S. Bank National Association, as trustee.

5.1	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013.

8.1	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013 (included as part of Exhibit 5.1).

23.1	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

99.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc. and RBS Financial Products Inc.

99.3	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, among RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, among RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc., Inc and C-III Commercial Mortgage LLC.

99.7	Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between RBS Commercial Funding Inc. and Rialto Mortgage Finance, LLC.

99.8	Primary Servicing Agreement, dated as of November 1, 2013, between Wells Fargo Bank, National Association, as master servicer and Prudential Asset Resources, Inc., as primary servicer.